UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

ALTERNATIVE ENERGY PARTNERS, INC.
(Name of registrant as specified in its charter)

Florida	26-2862564
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1365 N. Courtenay Parkway, Suite A
Merritt Island, Florida 332953
(Address of Principal Executive Offices and Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

If this form relates to the registration of a class of                                                                                                                                                                                                                         If this form related to the registration of a class of
Securities pursuant to Section 12(b) of the Exchange                                                                                                                                                                                                                   securities pursuant to Section 12(g) of the
Act and is effective pursuant to General Instruction                                                                                                                                                                                                                    Exchange Act and is effective upon filing
A.(c), please check the following box.                                                                                                                                                                                                                                             pursuant to General Instruction A.(d), please
        [  ]                                                                                                                                                                                                                   check the following box.                                         ]X]

Securities Act registration to which this form relates:                                                                                                                                                                                                                  ___________333-154894___________________
                                                                                                                                                                                                                                                                                                                                       (If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common stock, $0.001 par value per share

(Title of Class)

Item 1.                                Description of Registrant’s Securities to be Registered

Alternative Energy Partners, Inc. (the “Registrant”) hereby incorporates by reference the description of its common stock to be registered hereunder in the section captioned “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-154894), as originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 31, 2008 (the “Registration Statement”) and in the prospectus included in the Registration Statement filed separately with the Commission on November 18, 2008.

Item 2.                                Exhibits

Exhibit #	Description	Reference
3.1	Articles of Incorporation	Incorporated herein by reference to Exhibit 3.1 to our Form S-1 filed on October 31, 2008
3.1.1	Amendment to Articles of Incorporation dated July 20, 2010	Incorporated herein by reference to Exhibit 3.1.1 to our Form 10-K filed on November 15, 2010.
3.1.2	Amendment to Articles of Incorporation dated February 25, 2011.	Filed herewith.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

April 4, 2011

                                                                                                         ALTERNATIVE ENERGY PARTNERS, INC.

                                                                                                        By: /s/ Gary Reed
                                                                                                        Gary Reed, Chairman